EXHIBIT 99.1

VEECO REPORTS SECOND QUARTER 2020 FINANCIAL RESULTS

Second Quarter 2020 Highlights:

●	Revenues of $98.6 million, compared with $97.8 million in the same period last year
●	GAAP net loss of $8.3 million, or $0.17 loss per diluted share
●	Non-GAAP net income of $5.5 million, or $0.11 per diluted share

Plainview, N.Y., Aug 3, 2020 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its second quarter ended June 30, 2020. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

GAAP Results	Q2 '20	Q2 '19
Revenue	$98.6	$97.8
Net income (loss)	$(8.3)	$(15.6)
Diluted earnings (loss) per share	$(0.17)	$(0.33)

Non-GAAP Results	Q2 '20	Q2 '19
Net income (loss)	$5.5	$(3.0)
Operating income (loss)	$8.0	$(1.6)
Diluted earnings (loss) per share	$0.11	$(0.06)

“Despite the pandemic, we have been executing well thanks to our dedicated global team. All of our sites have been operating at or near normal capacity throughout the quarter,” commented William J. Miller, Ph.D., Chief Executive Officer.

“We have strong customer engagements across multiple product lines and have a healthy backlog. Our Scientific and Industrial market continues to perform well driven by sales to our data storage customers,” continued Dr. Miller. “We again posted solid financials driving Non-GAAP profitability and strong cashflow from operations contributing to significant improvements in year over year profitability. Overall, we believe our transformation is delivering financial results and we are optimistic about the second half of the year.”

Guidance and Outlook

The following guidance is provided for Veeco’s third quarter 2020:

●	Revenue is expected in the range of $100 million to $120 million
●	GAAP earnings (loss) per share is expected in the range of ($0.12) to $0.04
●	Non-GAAP earnings per share are expected in the range of $0.10 to $0.26

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, August 3, 2020 starting at 4:30pm ET. To join the call, dial 1-800-437-2398 (toll free) or 1-929-477-0577 and use passcode 6870712. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website that evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our proven ion beam, laser annealing, lithography, MOCVD, and single wafer etch & clean technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

Forward-looking Statements

To the extent that this news release discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2019 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

-financial tables attached-

Veeco Contacts:

Investors: Media:

Anthony Bencivenga (516) 252-1438Kevin Long (516) 714-3978

abencivenga@veeco.com  klong@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Net sales	$98,637	$97,822	$203,139	$197,193
Cost of sales	56,743	61,537	114,826	126,192
Gross profit	41,894	36,285	88,313	71,001
Operating expenses, net:
Research and development	19,254	22,922	38,449	46,262
Selling, general, and administrative	17,818	19,757	36,123	39,660
Amortization of intangible assets	3,834	4,243	7,671	8,460
Restructuring	472	616	1,097	2,046
Asset impairment	281	—	281	—
Other operating expense (income), net	(174)	(44)	(283)	(80)
Total operating expenses, net	41,485	47,494	83,338	96,348
Operating income (loss)	409	(11,209)	4,975	(25,347)
Interest expense, net	(5,614)	(4,211)	(10,479)	(8,412)
Loss on extinguishment of debt	(3,046)	—	(3,046)	—
Income (loss) before income taxes	(8,251)	(15,420)	(8,550)	(33,759)
Income tax expense (benefit)	51	145	319	336
Net income (loss)	$(8,302)	$(15,565)	$(8,869)	$(34,095)

Income (loss) per common share:
Basic	$(0.17)	$(0.33)	$(0.18)	$(0.72)
Diluted	$(0.17)	$(0.33)	$(0.18)	$(0.72)

Weighted average number of shares:
Basic	48,109	47,112	48,147	47,145
Diluted	48,109	47,112	48,147	47,145

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	June 30,	December 31,
	2020	2019
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$188,203	$129,294
Restricted cash	647	657
Short-term investments	112,279	115,252
Accounts receivable, net	67,291	45,666
Contract assets	13,180	25,351
Inventories	136,555	133,067
Deferred cost of sales	1,676	445
Prepaid expenses and other current assets	18,544	14,966
Assets held for sale	—	11,180
Total current assets	538,375	475,878
Property, plant and equipment, net	69,170	75,711
Operating lease right-of-use assets	12,981	14,453
Intangible assets, net	53,846	61,518
Goodwill	181,943	181,943
Deferred income taxes	1,555	1,549
Other assets	7,200	7,036
Total assets	$865,070	$818,088

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$25,973	$21,281
Accrued expenses and other current liabilities	42,306	41,243
Customer deposits and deferred revenue	58,281	54,870
Income taxes payable	923	830
Total current liabilities	127,483	118,224
Deferred income taxes	5,844	5,648
Long-term debt	317,314	300,068
Operating lease long-term liabilities	9,004	10,300
Other liabilities	10,094	9,336
Total liabilities	469,739	443,576

Total stockholders’ equity	395,331	374,512
Total liabilities and stockholders’ equity	$865,070	$818,088

Veeco Instruments Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended June 30, 2020	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$98,637					$98,637
Gross profit	41,894	474		19		42,387
Gross margin	42.5%					43.0%
Operating expenses	41,485	(2,500)	(3,834)	(794)		34,357
Operating income (loss)	409	2,974	3,834	813	^	8,030
Net income (loss)	(8,302)	2,974	3,834	7,009	^	5,515

Income (loss) per common share:
Basic	$(0.17)					$0.11
Diluted	(0.17)					0.11
Weighted average number of shares:
Basic	48,109					48,109
Diluted	48,109					48,818

^	- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended June 30, 2020
Restructuring	472
Asset impairment	281
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	60
Subtotal	813
Non-cash interest expense	3,457
Loss on extinguishment of debt	3,046
Non-GAAP tax adjustment *	(307)
Total Other	7,009

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended June 30, 2019	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$97,822					$97,822
Gross profit	36,285	595		62		36,942
Gross margin	37.1%					37.8%
Operating expenses	47,494	(3,993)	(4,243)	(741)		38,517
Operating income (loss)	(11,209)	4,588	4,243	803	^	(1,575)
Net income (loss)	(15,565)	4,588	4,243	3,751	^	(2,983)

Income (loss) per common share:
Basic	$(0.33)					$(0.06)
Diluted	(0.33)					(0.06)
Weighted average number of shares:
Basic	47,112					47,112
Diluted	47,112					47,112

^	- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended June 30, 2019
Restructuring	616
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	187
Subtotal	803
Non-cash interest expense	3,138
Non-GAAP tax adjustment *	(190)
Total Other	3,751

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	June 30, 2020	June 30, 2019
GAAP Net income (loss)	$(8,302)	$(15,565)
Share-based compensation	2,974	4,588
Amortization	3,834	4,243
Restructuring	472	616
Asset impairment	281	—
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	60	187
Interest (income) expense, net	5,614	4,211
Loss on extinguishment of debt	3,046	—
Income tax expense (benefit)	51	145
Non-GAAP Operating income (loss)	$8,030	$(1,575)

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
September 30, 2020	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$100	-	$120				$100	-	$120
Gross profit	42	-	51	1	—	—	43	-	52
Gross margin	42%	-	44%				42%	-	44%
Operating expenses	41	-	43	(2)	(4)	—	35	-	37
Operating income (loss)	1	-	8	3	4	—	8	-	15
Net income (loss)	$(5)	-	$2	3	4	3	$5	-	$12

Income (loss) per diluted common share	$(0.12)	-	$0.04				$0.10	-	$0.26
Weighted average number of shares	48		48				48		48

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (Loss)

(in millions)
(unaudited)

Guidance for the three months ending September 30, 2020
GAAP Net income (loss)	$(5)	-	$2
Share-based compensation	3	-	3
Amortization	4	-	4
Interest expense, net	6	-	6
Non-GAAP Operating income (loss)	$8	-	$15

Note: Amounts may not calculate precisely due to rounding.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.